Exhibit 10.5.2

DRAFT

                      EIGHTH ISSUER MASTER DEFINITIONS AND
                              CONSTRUCTION SCHEDULE

                             DATED [1st April, 2004]

                          HOLMES FINANCING (No. 8) PLC

                                 ALLEN & OVERY
                                     London

THIS EIGHTH ISSUER MASTER DEFINITIONS AND CONSTRUCTION SCHEDULE is signed for the purposes of identification on [1st April, 2004] BY:

(1)   ALLEN & OVERY of One New Change, London EC4M 9QQ; and

(2)   SLAUGHTER AND MAY of One Bunhill Row, London EC1Y 8YY.

1.    DEFINITIONS

      Words and expressions used in the Transaction Documents shall, unless otherwise defined in such Transaction Documents or unless the context otherwise requires, have the same meanings as set out in this Eighth Issuer Master Definitions and Construction Schedule.

      Words and expressions used in this Eighth Issuer Master Definitions Schedule or in the Transaction Documents but not defined herein shall, unless otherwise defined in the relevant Transaction Document or unless the context otherwise requires, have the same meanings as set out in the Master Definitions and Construction Schedule or the relevant Issuer Master Definitions and Construction Schedule as the case may be.

      Additional Interest has the meaning given in Condition 4(B) of the Eighth Issuer Notes;

      Agent Bank means JPMorgan Chase Bank, London Branch or such other person for the time being acting as agent bank under the Eighth Issuer Paying Agent and Agent Bank Agreement;

      Agents means the Principal Paying Agent, the US Paying Agent, the Registrar, the Transfer Agent and the Agent Bank;

      Amendment Agreement to Intercompany Loan Terms and Conditions means the amendment agreement so named dated the Second Issuer Closing Date;

      Appointee means any attorney, manager, agent, delegate, nominee, custodian or other person appointed by the Note Trustee or the Eighth Issuer Security Trustee under the Eighth Issuer Trust Deed or the Eighth Issuer Deed of Charge (as applicable);

      Auditors means Deloitte & Touche of Stonecutter Court, 1 Stonecutter Street, London EC4A 4TR or such other internationally recognised independent firm of auditors selected from time to time by the Eighth Issuer, the Eighth Issuer Security Trustee and the Security Trustee;

      Authorised Denominations means denominations of, in the case of the Series 1 Class A Eighth Issuer Notes, the Series 1 Class B Eighth Issuer Notes, the Series 1 Class C Eighth Issuer Notes, the Series 2 Class A Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes, the Series 2 Class C Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes, US$1,000, US$10,000 or US$100,000 and integral multiples thereof; in the case of the Series 3 Class A Eighth Issuer Notes, the Series 3 Class B Eighth Issuer Notes and the Series 3 Class C Eighth Issuer Notes,
      (euro)500,000 and integral multiples thereof; and in the case of the Series 4 Class A1 Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes (pound)10,000 or
      (pound)100,000 and integral multiples thereof and in any case such denominations (in each case) as the Note Trustee shall determine and notify to the relevant Eighth Issuer Noteholders;

      Authorised Investments means:

      (a)   Sterling gilt-edged securities; and

      (b) Sterling demand or time deposits, certificates of deposit and short-term debt obligations (including commercial paper) provided that in all cases such investments have a maturity date falling no later than the next following Interest Payment Date and the short-term unsecured, unguaranteed and unsubordinated debt obligations of the issuing or guaranteeing entity or the entity with which the demand or time deposits are made (being an authorised person under FSMA with a Part IV permission (within the meaning of that Act) that includes accepting deposits) are rated at least A-1+ by Standard & Poor's, P-1 by Moody's and F1+ by Fitch or their equivalents by three other internationally recognised rating agencies; and

      (c) in the case of any collateral provided by the Funding Swap Provider under the Funding Swap Agreement, such demand or time deposits in such currencies as is approved by the Rating Agencies;

      Authorised Signatory means any authorised signatory referred to in the Eighth Issuer Account Mandates;

      Basic Terms Modification has the meaning given in paragraph 5 of Schedule 4 to the Eighth Issuer Trust Deed;

      Book-Entry Interest means a beneficial interest in a global note representing the relevant class of Eighth Issuer Notes shown on records maintained in book-entry form by DTC, Euroclear or Clearstream, Luxembourg, as the case may be;

      Bullet Amount means, (a) in respect of the Eighth Issuer Series 1 Term AAA Advance, the sum of (pound)o; (b) in respect of the Eighth Issuer Series 2 Term AAA Advance, the sum of (pound)o; and (c) in respect of any New Term Advance which is a Bullet Term Advance, the scheduled amount of principal due in respect of such Bullet Term Advance on the relevant Scheduled Repayment Date;

      Bullet Term Advance means the Eighth Issuer Series 1 Term AAA Advance, the Eighth Issuer Series 2 Term AAA Advance and any New Term Advance, the full amount of principal of which is due on a Scheduled Repayment Date;

      Business Day means a day which is a London Business Day and a New York Business Day and a TARGET Business Day;

      Class A Eighth Issuer Note Enforcement Notice means a notice issued by the Note Trustee to the Eighth Issuer and the Eighth Issuer Security Trustee declaring the Class A Eighth Issuer Notes to be due and repayable pursuant to Condition 9(A) of the Eighth Issuer Notes;

      Class A Eighth Issuer Noteholders means the holders for the time being of the Class A Eighth Issuer Notes;

      Class A Eighth Issuer Notes means the Series 1 Class A Eighth Issuer Notes, the Series 2 Class A Eighth Issuer Notes, the Series 3 Class A
      Eighth Issuer Notes, the Series 4 Class A1 Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes;

      Class B Eighth Issuer Note Enforcement Notice means a notice issued by the Note Trustee to the Eighth Issuer and the Eighth Issuer Security Trustee declaring the Class B Eighth Issuer Notes to be due and repayable pursuant to Condition 9(B) of the Eighth Issuer Notes;

      Class B Eighth Issuer Noteholders means the holders for the time being of the Class B Eighth Issuer Notes;

      Class B Eighth Issuer Notes means the Series 1 Class B Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes, the Series 3 Class B Eighth Issuer Notes and the Series 4 Class B Eighth Issuer Notes;

      Class C Eighth Issuer Note Enforcement Note means a notice issued by the Note Trustee to the Eighth Issuer and the Eighth Issuer Security Trustee declaring the Class C Eighth Issuer Notes to be due and repayable pursuant to Condition 9(C) of the Eighth Issuer Notes;

      Class C Eighth Issuer Noteholders means the holders for the time being of the Class C Eighth Issuer Notes;

      Class C Eighth Issuer Notes means the Series 1 Class C Eighth Issuer Notes, the Series 2 Class C Eighth Issuer Notes, the Series 3 Class C Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes;

      Common Depositary means JPMorgan Chase Bank, London Branch, in its capacity as common depositary for Euroclear Bank S.A./N.V., as operator of the Euroclear System and Clearstream Banking, societe anonyme;

      Conditions or Terms and Conditions means the terms and conditions of the Eighth Issuer Notes set out in Schedule 3 to the Eighth Issuer Trust Deed, as any of the same may from time to time be amended, varied or restated in accordance with the provisions of the Eighth Issuer Trust Deed and any reference to a numbered Condition shall be construed accordingly;

      Corporate Services Agreement means the agreement dated on or about the Initial Closing Date and made between the Corporate Services Provider,
      Holdings, the First Issuer, Funding, the Mortgages Trustee, the First Issuer Post-Enforcement Call Option Holder, the Seller and the Security Trustee for the provision by the Corporate Services Provider of certain corporate services and personnel to the First Issuer, Funding, the Mortgages Trustee, Holdings and the First Issuer Post-Enforcement Call Option Holder;

      Corporate Services Provider means SPV Management Limited or such other person or persons for the time being acting as corporate services provider to Funding and certain other parties under the Corporate Services Agreement and acting as corporate services provider under the Eighth Issuer Corporate Services Agreement;

      Currency Swap Agreements means the Series 1 Class A Dollar Currency Swap Agreement, the Series 1 Class B Dollar Currency Swap Agreement, the Series 1 Class C Dollar Currency Swap Agreement, the Series 2 Class A Dollar Currency Swap Agreement, the Series 2 Class B Dollar Currency Swap Agreement, the Series 2 Class C Dollar Currency Swap Agreement, the Series 4 Class A2 Dollar Currency Swap Agreement, the Series 3 Class A Euro Currency Swap Agreement, the Series 3 Class B Euro Currency Swap Agreement, and the Series 3 Class C Euro Currency Swap Agreement;

      Currency Swap Provider means the relevant swap provider in relation to each of the Dollar Currency Swaps or Euro Currency Swaps, as the case may be, and Currency Swap Providers means all of them;

      Currency Swap Provider Default means the occurrence of an Event of Default (as defined in the Currency Swap Agreements) where a Currency Swap Provider is the Defaulting Party;

      Defaulting Party has the meaning given to it in the Eighth Issuer Swap Agreements;

      Deferred Interest has the meaning given in Condition 4(B) of the Eighth Issuer Notes;

      Definitive Eighth Issuer Notes means the Dollar Definitive Eighth Issuer Notes and the Reg S Definitive Eighth Issuer Notes;

      Designated Subsidiary has the meaning given in Clause 2.2 of the Eighth Issuer Post-Enforcement Call Option Agreement;

      Distribution Compliance Period means the period until and including the 40th day after the later of the commencement of the offering of the Eighth Issuer Notes and the Eighth Issuer Closing Date;

      Dollar Currency Swap Agreements means the Series 1 Dollar Currency Swap Agreements, the Series 2 Dollar Currency Swap Agreements and the Series 4 Class A2 Dollar Currency Swap Agreement;

      Dollar Currency Swap Provider Default means the occurrence of an Event of Default (as defined in the Currency Swap Agreements) where a Dollar Currency Swap Provider is the Defaulting Party;

      Dollar Currency Swap Providers means the Series 1 Dollar Currency Swap Provider, the Series 2 Dollar Currency Swap Provider and the Series 4 Class A2 Dollar Currency Swap Provider;

      Dollar Currency Swap Rates means the rates at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars pursuant to, as applicable, the [Series 1 Class A Dollar Currency Swap Agreement, the Series 1 Class B Dollar Currency Swap Agreement, the Series 1 Class C Dollar Currency Swap Agreement, the Series 2 Class A Dollar Currency Swap Agreement, the Series 2 Class B Dollar Currency Swap Agreement, the Series 2 Class C Dollar Currency Swap Agreement and the Series 4 Class A2 Dollar Currency Swap Agreement] (in each case, as applicable), or, if there is no relevant Dollar Currency Swap Agreement in effect at such time, the spot rate at which Dollars are converted to Sterling or, as the case may be, Sterling is converted to Dollars on the foreign exchange markets;

      Dollar Currency Swaps means the Sterling-Dollar currency swaps made under the Series 1 Dollar Currency Swap Agreements, the Series 2 Dollar Currency Swap Agreements and the Series 4 Class A2 Dollar Currency Swap Agreement;

      Dollar Definitive Eighth Issuer Notes means the Series 1 Class A Definitive Eighth Issuer Notes, the Series 1 Class B Definitive Eighth Issuer Notes, the Series 1 Class C Definitive Eighth Issuer Notes, the Series 2 Class A Definitive Eighth Issuer Notes, the Series 2 Class B Definitive Eighth Issuer Notes, the Series 2 Class C Definitive Eighth Issuer Notes and the Series 4 Class A2 Definitive Eighth Issuer Notes;

      Dollar Global Eighth Issuer Notes means the Series 1 Class A Global Eighth Issuer Note, the Series 1 Class B Global Eighth Issuer Note, the Series 1 Class C Global Eighth Issuer Note, the Series 2 Class A Global Eighth Issuer Note, the Series 2 Class B Global Eighth Issuer Note, the Series 2 Class C Global Eighth Issuer Note and the Series 4 Class A2 Global Eighth Issuer Note;

      Dollar Interest Determination Date means two London Business Days before the first day of the Interest Period for which the rate will apply (or if the first day of that Interest Period is not a Business Day, the next succeeding Business Day);

      Eighth Issuer means Holmes Financing (No. 8) PLC;

      Eighth Issuer Account Banks means the Eighth Issuer Sterling Account Bank and the Eighth Issuer Non-Sterling Account Bank;

      Eighth Issuer Account Mandates means the Eighth Issuer Sterling Account Mandate and the Eighth Issuer Non-Sterling Account Mandate;

      Eighth Issuer Accounts means the Eighth Issuer Transaction Accounts and such other bank account(s) held in the name of the Eighth Issuer with the approval of the Eighth Issuer Security Trustee from time to time;

      Eighth Issuer Available Funds means together the Eighth Issuer Revenue Receipts and the Eighth Issuer Principal Receipts;

      Eighth Issuer Bank Account Agreement means the bank account agreement dated on or about the Eighth Issuer Closing Date between the Eighth Issuer, the Seller, the Eighth Issuer Cash Manager, the Eighth Issuer Account Banks and the Eighth Issuer Security Trustee;

      Eighth Issuer Bank Accounts has the same meaning as "Eighth Issuer Accounts";

      Eighth Issuer Cash Management Agreement means the cash management agreement dated on or about the Eighth Issuer Closing Date between the Eighth Issuer, the Eighth Issuer Cash Manager and the Eighth Issuer Security Trustee;

      Eighth Issuer Cash Management Services means the services to be provided to the Eighth Issuer and the Eighth Issuer Security Trustee pursuant to the Eighth Issuer Cash Management Agreement;

      Eighth Issuer Cash Manager means Abbey National acting pursuant to the Eighth Issuer Cash Management Agreement as agent for the Eighth Issuer and the Eighth Issuer Security Trustee, to manage all cash transactions and maintain certain ledgers on behalf of the Eighth Issuer;

      Eighth Issuer Cash Manager Termination Event has the meaning given in Clause 12.1 of the Eighth Issuer Cash Management Agreement;

      Eighth Issuer Charged Property means the property charged by the Eighth Issuer pursuant to Clauses 3.1 to 3.5 (inclusive) of the Eighth Issuer Deed of Charge;

      Eighth Issuer Closing Date means [1st April, 2004];

      Eighth Issuer Collateral Account means the account in the name of the Eighth Issuer (account number o [Holmes Financing (No. 8) PLC], reference o, sort code 09-00-20 held with Abbey National plc;

      Eighth Issuer Corporate Services Agreement means the agreement dated on or about the Eighth Issuer Closing Date and made between the Corporate Services Provider, the Eighth Issuer, the Eighth Issuer Post-Enforcement Call Option Holder and the Eighth Issuer Security Trustee for the provision by the Corporate Services Provider of certain corporate services and personnel to the Eighth Issuer and the Eighth Issuer Post-Enforcement Call Option Holder;

      Eighth Issuer Currency Swap Agreements or Eighth Issuer Swap Agreements means the Series 1 Class A Dollar Currency Swap Agreement, the Series 1 Class B Dollar Currency Swap Agreement, the Series 1 Class C Dollar Currency Swap Agreement, the Series 2 Class A Dollar Currency Swap Agreement, the Series 2 Class B Dollar Currency Swap Agreement, the Series 2 Class C Dollar Currency Swap Agreement, the Series 4 Class A2 Dollar Currency Swap Agreement, the Series 3 Class A Euro Currency Swap Agreement, the Series 3 Class B Euro Currency Swap Agreement and the Series 3 Class C Euro Currency Swap Agreement;

      Eighth Issuer Deed of Charge means the deed of charge dated on or about the Eighth Issuer Closing Date between the Eighth Issuer, the Eighth Issuer Cash Manager, the Eighth Issuer Security Trustee, the Note Trustee, the Agent Bank, the Eighth Issuer Account Banks, the Paying Agents, the Registrar, the Transfer Agent, the Eighth Issuer Corporate Services Provider and the Currency Swap Providers;

      Eighth Issuer Dollar Account means the dollar account in the name of the Eighth Issuer [(Citibank, N.A., New York, ABA. 021000089, Swift code CITIUS33, account of Citibank, N.A., London, Swift code CITIGB2L, sort code o, account number o, sort code o, IBAN No. o)];

      Eighth Issuer Dollar Account Mandate means the mandate pursuant to which the Eighth Issuer Dollar Account has been established;

      Eighth Issuer Euro Account means the euro account in the name of the Eighth Issuer [(account of Citibank, N.A., London, Swift code CITIGB2L, account number o, sort code o, IBAN No. o)];

      Eighth Issuer Euro Account Mandate means the mandate pursuant to which the Eighth Issuer Euro Account has been established;

      Eighth Issuer Event of Default has the meaning given to it in Condition 9 of the Eighth Issuer Notes;

      Eighth Issuer Intercompany Loan means the loan of the Eighth Issuer Term Advances made by the Eighth Issuer to Funding under the Eighth Issuer Intercompany Loan Agreement on or about the Eighth Issuer Closing Date;

      Eighth Issuer Intercompany Loan Agreement means the Eighth Issuer Intercompany Loan Confirmation and the Intercompany Loan Terms and Conditions together entered into on or about the Eighth Issuer Closing Date by the Eighth Issuer, Funding, the Security Trustee and the Agent Bank;

      Eighth Issuer Intercompany Loan Confirmation means the loan confirmation in respect of the Eighth Issuer Intercompany Loan Agreement entered into on or about the Eighth Issuer Closing Date and made between Funding, the Eighth Issuer and the Security Trustee;

      Eighth Issuer Intercompany Loan Determination Date means the date falling four Business Days prior to each Interest Payment Date (within the meaning of the Master Definitions and Construction Schedule);

      Eighth Issuer Intercompany Loan Enforcement Notice means a notice served by the Security Trustee on Funding following the occurrence of an Eighth Issuer Intercompany Loan Event of Default under the Eighth Issuer Intercompany Loan Agreement;

      Eighth Issuer Intercompany Loan Event of Default means the occurrence of an event of default by Funding as specified in Clause 14 of the Eighth Issuer Intercompany Loan Terms and Conditions;

      Eighth Issuer Intercompany Loan Ledger means the ledger maintained by the Eighth Issuer Cash Manager which will record payments of interest and repayments of principal made on each of the Term Advances on each Interest Payment Date under the Eighth Issuer Intercompany Loan Agreement;

      Eighth Issuer Master Definitions and Construction Schedule means this Eighth Issuer Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy and Slaughter and May on or about the Eighth Issuer Closing Date, as the same may be amended, restated and supplemented from time to time;

      Eighth Issuer Non-Sterling Account means the Eighth Issuer Dollar Account and the Eighth Issuer Euro Account;

      Eighth Issuer Non-Sterling Account Bank means Citibank, N.A., London Branch, situated at 336 Strand, London WC2R 1HB;

      Eighth Issuer Non-Sterling Account Mandate means the mandate pursuant to which the Eighth Issuer Non-Sterling Account has been established;

      Eighth Issuer Note Determination Date means four Business Days prior to each Interest Payment Date;

      Eighth Issuer Note Enforcement Notice means a Class A Eighth Issuer Enforcement Notice, a Class B Eighth Issuer Enforcement Notice or a Class C Eighth Issuer Enforcement Notice either alone or together;

      Eighth Issuer Noteholders means the holders for the time being of the Eighth Issuer Notes;

      Eighth Issuer Notes means the Class A Eighth Issuer Notes, the Class B Eighth Issuer Notes and the Class C Eighth Issuer Notes;

      Eighth Issuer Paying Agent and Agent Bank Agreement means the paying agent and agent bank agreement entered into on or about the Eighth Issuer Closing Date between the Eighth Issuer, the Principal Paying Agent, the Agent Bank, the US Paying Agent, the Registrar, the Transfer Agent and the Eighth Issuer Security Trustee in respect of the Eighth Issuer Notes;

      Eighth Issuer Paying Agent and Agent Bank Agreement means the Eighth Issuer Paying Agent and Agent Bank Agreement;

      Eighth Issuer Post-Enforcement Call Option Agreement means the post-enforcement call option agreement entered into on or about the Eighth Issuer Closing Date between the Eighth Issuer, the Post-Enforcement Call Option Holder and the Eighth Issuer Security Trustee;

      Eighth Issuer Post-Enforcement Priority of Payments means the order of priority of payments in which the Eighth Issuer Revenue Receipts and the Eighth Issuer Principal Receipts will be applied following the enforcement of the Eighth Issuer Security, as set out in Clause 6.4 of the Eighth Issuer Deed of Charge;

      Eighth Issuer Pre-Enforcement Principal Priority of Payments means the order of priority of payments in which the Eighth Issuer Principal Receipts will be applied until enforcement of the Eighth Issuer Security and as set out in Schedule 2 to the Eighth Issuer Cash Management Agreement;

      Eighth Issuer Pre-Enforcement Priority of Payments means the Eighth Issuer Pre-Enforcement Principal Priority of Payments and the Eighth Issuer Pre-Enforcement Revenue Priority of Payments;

      Eighth Issuer Pre-Enforcement Revenue Priority of Payments means the order of priority of payments in which the Eighth Issuer Revenue Receipts will be applied until enforcement of the Eighth Issuer Security and as set out in Schedule 2 to the Eighth Issuer Cash Management Agreement;

      Eighth Issuer Principal Receipts means principal amounts repaid by Funding in respect of the Eighth Issuer Term Advances under the terms of the Eighth Issuer Intercompany Loan Agreement;

      Eighth Issuer Revenue Receipts means on an Interest Payment Date, an amount equal to the aggregate of:

      (a) interest paid by Funding on the relevant Interest Payment Date in respect of the Eighth Issuer Term Advances under the terms of the Eighth Issuer Intercompany Loan Agreement;

      (b) fees to be paid by Funding on the relevant Interest Payment Date under the terms of the Eighth Issuer Intercompany Loan Agreement;

      (c) interest payable on the Eighth Issuer Bank Accounts (but excluding any interest in respect of collateral provided by an Eighth Issuer Swap Provider to the Issuer) and any Authorised Investments made with funds standing to the credit of the Eighth Issuer Bank Accounts which will be received on or before the relevant Interest Payment Date in respect of the Eighth Issuer Notes;

      (d) other net income of the Eighth Issuer including amounts received or to be received under the Eighth Issuer Swap Agreements (other than any early termination received by the Eighth Issuer under the Sixth Issuer Swap Agreements and any amount standing to the credit of the [Eighth] Issuer Collateral Account, including interest thereon, subject to Clause 6.5 of the Eighth Issuer Deed of Charge) (but excluding, for the avoidance of doubt, Eighth Issuer Principal Receipts);

      Eighth Issuer Secured Creditors means those parties to the Eighth Issuer Deed of Charge who have the benefit of the Eighth Issuer Security being the Eighth Issuer Security Trustee, the Currency Swap Providers, the Note Trustee, the Eighth Issuer Noteholders, the Eighth Issuer Account Banks, the Paying Agents, the Registrar, the Transfer Agent, the Agent Bank, the Eighth Issuer Noteholders, the Corporate Services Provider and the Eighth Issuer Cash Manager;

      Eighth Issuer Secured Obligations means any and all of the moneys and liabilities which the Eighth Issuer covenants to pay or discharge under Clause 2 of the Eighth Issuer Deed of Charge and all other amounts owed by it to the Eighth Issuer Secured Creditors under and pursuant to the Transaction Documents;

      Eighth Issuer Security means the security granted by the Eighth Issuer under the Eighth Issuer Deed of Charge;

      Eighth Issuer Security Trustee means [The Bank of New York] or such other person or all other persons for the time being acting as the security trustee or security trustees pursuant to the Eighth Issuer Deed of Charge;

      Eighth Issuer Series 1 Term AAA Advance means the sub-loan of the Eighth Issuer Term AAA Advances in the amount of [(pound)o] and corresponding to the issue of the Series 1 Class A Eighth Issuer Notes;

      Eighth Issuer Series 1 Term AA Advance means the sub-loan of the Eighth Issuer Term AA Advances in the amount of [(pound)o] and corresponding to the issue of the Series 1 Class B Eighth Issuer Notes;

      Eighth Issuer Series 1 Term BBB Advance means the sub-loan of the Eighth Issuer Term A Advances in the amount of [(pound)o] and corresponding to the issue of the Series 1 Class C Eighth Issuer Notes;

      Eighth Issuer Series 1 Term Advances means the Eighth Issuer Series 1 Term AAA Advance, the Eighth Issuer Series 1 Term AA Advance and the Eighth Issuer Series 1 Term BBB Advance;

      Eighth Issuer Series 2 Term AAA Advance means the sub-loan of the Eighth Issuer Term AAA Advances in the amount of [(pound)o] and corresponding to the issue of the Series 2 Class A Eighth Issuer Notes;

      Eighth Issuer Series 2 Term AA Advance means the sub-loan of the Eighth Issuer Term AA Advances in the amount of [(pound)o] and corresponding to the issue of the Series 2 Class B Eighth Issuer Notes;

      Eighth Issuer Series 2 Term BBB Advance means the sub-loan of the Eighth Issuer Term A Advances in the amount of [(pound)o] and corresponding to the Series 2 Class C Eighth Issuer Notes;

      Eighth Issuer Series 2 Term Advances means the Eighth Issuer Series 2 Term AAA Advance, the Eighth Issuer Series 2 Term AA Advance and the Eighth Issuer Series 2 Term BBB Advance;

      Eighth Issuer Series 3 Term AAA Advance means the sub-loan of the Eighth Issuer Term AAA Advances in the amount of [(pound)o] and corresponding to the issue of the Series 3 Class A Eighth Issuer Notes;

      Eighth Issuer Series 3 Term AA Advance means the sub-loan of the Eighth Issuer Term AA Advances in the amount of [(pound)o] and corresponding to the issue of the Series 3 Class B Eighth Issuer Notes;

      Eighth Issuer [Series 3 Term BBB Advance means the sub-loan of the Eighth Issuer Term A Advance in the amount of [(pound)o] and corresponding to the issue of the Series 3 Class C Eighth Issuer Notes;

      Eighth Issuer Series 3 Term Advances means the Eighth Issuer Series 3 Term AAA Advances, the Eighth Issuer Series 3 Term AA Advance and the Eighth Issuer Series 3 Term BBB Advance;

      Eighth Issuer Series 4 Term AAA Advances means the Eighth Issuer Series 4A1 Term AAA Advance and the Eighth Issuer Series 4A2 Term AAA Advance;

      Eighth Issuer Series 4A1 Term AAA Advance means the sub-loan of the Eighth Issuer Term AAA Advances in the amount of [(pound)o] and corresponding to the issue of the Series 4 Class A1 Eighth Issuer Notes;

      Eighth Issuer Series 4A2 Term AAA Advance means the sub-loan of the Eighth Issuer Term AAA Advances in the amount of [(pound)o] and corresponding to the issue of the Series 4 Class A2 Eighth Issuer Notes;

      Eighth Issuer Series 4 Term AA Advance means the sub-loan of the Eighth Issuer Term AA Advances in the amount of [(pound)o] and corresponding to the issue of the Series 4 Class B Eighth Issuer Notes;

      Eighth Issuer Series 4 Term BBB Advance means the sub-loan of the Eighth Issuer Term A Advances in the amount of [(pound)o] and corresponding to the issue of the Series 4 Class C Eighth Issuer Notes;

      Eighth Issuer Series 4 Term Advances means the Eighth Issuer Series 4 Term AAA Advances, the Eighth Issuer Series 4 Term AA Advance and the Eighth Issuer Series 4 Term BBB Advance;

      Eighth Issuer Sterling Account means the sterling account in the name of the Eighth Issuer [(account number o, Holmes Financing (No. 8) PLC, reference o, sort code o)] held with Abbey National plc;

      Eighth Issuer Sterling Account Bank means Abbey National plc, situated at 21 Prescot Street, London E1 8AD;

      Eighth Issuer Sterling Account Mandate means the mandate pursuant to which the Eighth Issuer Sterling Account has been established;

      Eighth Issuer Swap Agreements means the Dollar Currency Swap Agreements and the Euro Currency Swap Agreements;

      Eighth Issuer Swap Provider Default means the occurrence of an Event of Default (as defined in the Eighth Issuer Swap Agreements) where an Eighth Issuer Swap Provider is the Defaulting Party;

      Eighth Issuer Swap Providers means the Dollar Currency Swap Providers and the Euro Currency Swap Provider or any of them as the context requires;

      Eighth Issuer Swaps means the Dollar Currency Swaps and the Euro Currency Swaps;

      Eighth Issuer Term AAA Advances means the Eighth Issuer Series 1 Term AAA Advance, the Eighth Issuer Series 2 Term AAA Advance, the Eighth Issuer Series 3 Term AAA Advance and the Eighth Issuer Series 4 Term AAA Advances;

      Eighth Issuer Term AA Advances means the Eighth Issuer Series 1 Term AA Advance, the Eighth Issuer Series 2 Term AA Advance, the Eighth Issuer Series 3 Term AA Advance and the Eighth Issuer Series 4 Term AA Advance;

      Eighth Issuer Term BBB Advances means the Eighth Issuer Series 1 Term BBB Advance, the Eighth Issuer Series 2 Term BBB Advance, the Eighth Issuer Series 3 Term BBB Advance and the Eighth Issuer Series 4 Term BBB Advance;

      Eighth Issuer Term Advances means the Eighth Issuer Term AAA Advances, the Eighth Issuer Term AA Advances and the Eighth Issuer Term BBB Advances together and, as the context may require, any New Term Advance;

      Eighth Issuer Transaction Account Mandates means the Eighth Issuer Sterling Account Mandate and the Eighth Issuer Non-Sterling Account Mandate;

      Eighth Issuer Transaction Accounts means the Eighth Issuer Sterling Account and the Eighth Issuer Non-Sterling Accounts (or such other accounts at such other banks as may become an Eighth Issuer Transaction Account in accordance with the Transaction Documents);

      Eighth Issuer Transaction Documents means those Transaction Documents to which the Eighth Issuer is a party, including the Eighth Issuer
      Intercompany Loan Agreement, the Eighth Issuer Trust Deed, the Eighth Issuer Paying Agent and Agent Bank Agreement, the Eighth Issuer Deed of Charge, the Eighth Issuer Cash Management Agreement, the Currency Swap
      Agreements, the Eighth Issuer Bank Account Agreement, the Eighth Issuer Post-Enforcement Call Option Agreement, the Eighth Issuer Corporate Services Agreement and the Funding Deed of Charge;

      Eighth Issuer Trust Deed means the trust deed entered into on or about the Eighth Issuer Closing Date between the Eighth Issuer and the Note Trustee constituting the Eighth Issuer Notes;

      Euro Currency Swap Agreements means the Series 3 Class A Euro Currency Swap Agreement, the Series 3 Class B Euro Currency Swap Agreement and the Series 3 Class C Euro Currency Swap Agreement;

      Euro Currency Swap Provider means the Series 3 Class A Euro Currency Swap Provider, the Series 3 Class B Euro Currency Swap Provider and the Series 3 Class C Euro Currency Swap Provider;

      Euro Currency Swap Provider Default means the occurrence of an Event of Default (as defined in the Euro Currency Swap Agreements) where a Euro Currency Swap Provider is the Defaulting Party;

      Euro Currency Swap Rates means the rates at which Euros are converted to Sterling or, as the case may be, Sterling is converted to Euros pursuant to the Series 3 Class A Euro Currency Swap Agreement, the Series 3 Class B Euro Currency Swap Agreement and the Series 3 Class C Euro Currency Swap Agreement (in each case, as applicable), or, if there is no relevant Euro Currency Swap Agreement in effect at such time, the spot rate at which Euros are converted to Sterling or, as the case may be, Sterling is converted to Euros on the foreign exchange markets;

      Euro Currency Swaps means the Sterling-Euro currency swaps made under the Euro Currency Swap Agreements;

      Euro Interest Determination Date means two TARGET Business Days before the first day of the Interest Period for which the rate will apply;

      Event of Default means an event of default pursuant to Condition 9 of the Eighth Issuer Notes;

      Exchange Rate means the exchange rate set out in each swap confirmation dated on or about the Eighth Issuer Closing Date under the Currency Swap Agreements;

      Extraordinary  Resolution  has  the  meaning  set out in  paragraph  23 of
      Schedule 4 to the Eighth Issuer Trust Deed;

      Final Maturity Date means in respect of:

      (a) the Series 1 Class A Eighth Issuer Notes, the Interest Payment Date falling in April 2005;

      (b) the Series 2 Class A Eighth Issuer Notes, the Interest Payment Date falling in April 2011;

      (c) the Series 3 Class A Eighth Issuer Notes, the Interest Payment Date falling in April 2020;

      (d) the Series 4 Class A1 Eighth Issuer Notes, the Interest Payment Date falling in July 2040;

      (e) the Series 4 Class A2 Eighth Issuer Notes, the Interest Payment Date falling in July 2040;

      (f) the Series 1 Class B Eighth Issuer Notes, the Interest Payment Date falling in July 2040;

      (g) the Series 2 Class B Eighth Issuer Notes, the Interest Payment Date falling in July 2040;

      (h) the Series 3 Class B Eighth Issuer Notes, the Interest Payment Date falling in July 2040;

      (i) the Series 4 Class B Eighth Issuer Notes, the Interest Payment Date falling in July 2040;

      (j) the Series 1 Class C Eighth Issuer Notes, the Interest Payment Date falling in July 2040;

      (k) the Series 2 Class C Eighth Issuer Notes, the Interest Payment Date falling in July 2040;

      (l) the Series 3 Class C Eighth Issuer Notes, the Interest Payment Date falling in July 2040; and

      (m) the Series 4 Class C Eighth Issuer Notes, the Interest Payment Date falling in July 2040;

      Final Redemption means the date on which all moneys and other liabilities for the time being due or owing by the Eighth Issuer to the Note Trustee on behalf of the Noteholders have been paid in full;

      Final Repayment Date means in respect of:

      (a) the Eighth Issuer Series 1 Term AAA Advance, the Interest Payment Date falling in April 2005;

      (b) the Eighth Issuer Series 2 Term AAA Advance, the Interest Payment Date falling in April 2011;

      (c) the Eighth Issuer Series 3 Term AAA Advance, the Interest Payment Date falling in April 2020;

      (d) the Eighth Issuer Series 4A1 Term AAA Advance, the Interest Payment Date falling in July 2040;

      (e) the Eighth Issuer Series 4A2 Term AAA Advance, the Interest Payment Date falling in July 2040;

      (f) the Eighth Issuer Series 1 Term AA Advance, the Interest Payment Date falling in July 2040;

      (g) the Eighth Issuer Series 2 Term AA Advance, the Interest Payment Date falling in July 2040;

      (h) the Eighth Issuer Series 3 Term AA Advance, the Interest Payment Date falling in July 2040;

      (i) the Eighth Issuer Series 4 Term AA Advance, the Interest Payment Date falling in July 2040;

      (j) the Eighth Issuer Series 1 Term BBB Advance, the Interest Payment Date falling in July 2040;

      (k) the Eighth Issuer Series 2 Term BBB Advance, the Interest Payment Date falling in July 2040;

      (l) the Eighth Issuer Series 3 Term BBB Advance, the Interest Payment Date falling in July 2040; and

      (m) the Eighth Issuer Series 4 Term BBB Advance, the Interest Payment Date falling in July 2040;

      Financial Adviser means any financial adviser selected by the Eighth Issuer Security Trustee to give such financial advice in relation to the Eighth Issuer Notes as the Eighth Issuer Security Trustee may request from time to time;

      Financial Period means a Financial Year or any other period in respect of which accounts are required to be prepared and certified by the auditors of the relevant company to enable it to comply with all relevant legal and accounting requirements and all requirements of any stock exchange on which securities of the company are listed;

      Financial Year means, in the case of the Eighth Issuer, each 12-month period ending on the last day of the calendar year;

      FSMA means the Financial Services and Markets Act 2000 as amended, supplemented and replaced from time to time;

      Funding 2 means the new entity, being a wholly owned Subsidiary of Holdings, which may be established by Holdings from time to time to issue new notes and (with the agreement of the Seller and Funding) to acquire an interest in the Trust Property;

      Global Eighth Issuer Notes means the global notes issued in respect of the Eighth Issuer Notes, initially in the form of the Dollar Global Eighth Issuer Notes and the Reg S Global Eighth Issuer Notes;

      Holdings means Holmes Holdings Limited;

      ICTA means the Income and Corporation Taxes Act 1988;

      Independent   Certificates  means  certificates  of  independent   parties
      furnished by the Eighth Issuer to the Note Trustee and in accordance with sections 314(c) and 314(d)(1) of the Trust Indenture Act;

      Initial Relevant Screen Rate means:

      (a) in respect of the Series 1 Class A Eighth Issuer Notes, the arithmetic mean of the offered quotations to leading banks for one-month Dollar deposits and in respect of the Series 1 Class B Eighth Issuer Notes, the Series 1 Class C Eighth Issuer Notes, the Series 2 Class A Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes, the Series 2 Class C Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to leading banks for three month Dollar deposits and the arithmetic mean of the offered quotations to leading banks for four-month Dollar deposits (in each case) (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Eighth Issuer with the approval of the Note Trustee;

      (b) in respect of the Series 3 Class A Eighth Issuer Notes, Series 3 Class B Eighth Issuer Notes, and the Series 3 Class C Eighth Issuer Notes, the linear interpolation of the arithmetic mean of the offered quotations to prime banks for three-month Euro deposits and the arithmetic mean of the offered quotations to prime banks for four-month Euro deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 248 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Eighth Issuer with the approval of the Note Trustee; or

      (c) in respect of the Series 4 Class A1 Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes the linear interpolation of the arithmetic mean of the offered quotations to leading banks for three-month Sterling deposits and the arithmetic mean of the offered quotations to leading banks for four-month Sterling deposits (rounded upwards, if necessary, to five decimal places), displayed on the Moneyline Telerate monitor at Moneyline Telerate page number 3750 (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Eighth Issuer with the approval of the Note Trustee;

      Intercompany Loan Terms and Conditions means the standard terms and conditions incorporated into the Eighth Issuer Intercompany Loan Agreement and signed for the purposes of identification by the Security Trustee and Funding on or about the First Issuer Closing Date as amended by the Amendment Agreement to Intercompany Loan Terms and

      Conditions and the Second Amendment Agreement to Intercompany Loan Terms and Conditions and as amended and restated on or about the Eighth Issuer Closing Date;

      Interest Amount means the amount of interest payable on each Eighth Issuer
      Note in respect of the relevant Interest Period;

      Interest Determination Date has the meaning given to it in Condition 4 of the Eighth Issuer Notes;

      Interest Payment Date means, as applicable, a Quarterly Interest Payment Date and/or a Series 1 Class A Interest Payment Date;

      Interest Period means in respect of:

      (a) interest payments made in respect of the Eighth Issuer Notes (other than the Series 1 Class A Eighth Issuer Notes) the period from (and including) a Quarterly Interest Payment Date (or in respect of the first Interest Period, the Eighth Issuer Closing Date) to (but excluding) the next following (or first) Quarterly Interest Payment Date; and

      (b) the Series 1 Class A Eighth Issuer Notes, the period from (and including) a Series 1 Class A Interest Payment Date (or in respect of the first interest period, the Eighth Issuer Closing Date) to (but excluding) the next following (or first) Series 1 Class A Interest Payment Date, except following the occurrence of a Trigger Event or the enforcement of the Eighth Issuer Security in accordance with the Eighth Issuer Deed of Charge, the Interest Period for the Series 1 Class A Eighth Issuer Notes will be the monthly period from (and including) the 15th day of a month (or, if such day is not a Business Day, the next succeeding Business Day) to (but excluding) the 15th day of the next following month (or, if such day is not a Business Day, the next succeeding Business Day);

      Issuer Order means a written order or request signed in the name of the Eighth Issuer by two directors of the Eighth Issuer;

      Issuer's Certificate means a certificate signed in the name of the Eighth Issuer by two directors of the Eighth Issuer;

      Joint Lead Managers means Barcap, Lehman Brothers and UBS;

      Letter of Representations means the letter of representations to DTC dated on or about the Eighth Issuer Closing Date from the Principal Paying Agent and the Eighth Issuer;

      London Business Day means a day (other than a Saturday or Sunday) on which banks are generally open for business in London;

      London Stock Exchange means the London Stock Exchange plc;

      Master Definitions and Construction Schedule means the Amended and Restated Master Definitions and Construction Schedule signed for the purposes of identification by Allen & Overy and Slaughter and May on or about the Eighth Issuer Closing Date, as the same may be further amended, restated and supplemented from time to time;

      Moneyline Telerate Page 3750 means the display designated as Page 3750; and "Moneyline Telerate Page 3740" means the display designated as Page 3740, in each case on the Telerate

      Service (or such other pages as may replace Page 3750 or Page 3740 on that service or such other service as may be nominated by the British Bankers' Association (including the Reuters Screen) as the information vendor for the purposes of displaying British Bankers' Association Interest Settlement Rates for deposits in the currency concerned);

      New York Business Day means a day (other than a Saturday or a Sunday) on which banks are generally open in the city of New York;

      Note Determination Date means four Business Days prior to each Interest Payment Date;

      Note Enforcement Notice means a Class A Eighth Issuer Note Enforcement Notice, a Class B Eighth Issuer Note Enforcement Notice or a Class C Eighth Issuer Note Enforcement Notice either alone or together;

      Note Event of Default means an event of default pursuant to Condition 9 of the Eighth Issuer Notes;

      Note Principal Payment means the principal amount redeemable in respect of each Note;

      Note Trustee means The Bank of New York, London Branch at One Canada Square, London E14 5AL or such person or persons for the time being acting as note trustee or trustees under the Eighth Issuer Trust Deed;

      Noteholders  means the  holders  for the time being of the  Eighth  Issuer
      Notes;

      Notice means, in respect of notice being given to the Noteholders, a notice duly given in accordance with Condition 14 of the Eighth Issuer Notes;

      Notice of Extension has the meaning given to that term in Clause 2.3(C) of the Eighth Issuer Liquidity Facility Agreement;

      Officer's Certificate means an officers' certificate furnished by the Eighth Issuer to the Note Trustee and complying with the provisions of
      Section 314 of the Trust Indenture Act;

      Opinion of Counsel means an opinion of counsel furnished by the Eighth Issuer to the Note Trustee and complying with the provisions of Section 314 of the Trust Indenture Act;

      Option has the meaning given to it in Clause 2.2 of the Eighth Issuer Post-Enforcement Call Option Agreement;

      Option Exercise Date has the meaning ascribed to that expression in Condition 10 of the Eighth Issuer Notes and Clause 2.1 of the Eighth Issuer Post-Enforcement Call Option Agreement;

      Paying Agents means the Principal Paying Agent and the US Paying Agent;

      Pool Factor has the meaning given to it in Condition 5(C) of the Eighth Issuer Notes;

      Post-Enforcement Call Option Holder or PECOH means PECOH Limited;

      Potential Note Event of Default has the same meaning as "Potential Eighth Issuer Event of Default";

      Potential Eighth Issuer Event of Default or Potential Eighth Issuer Note Event of Default means any condition, event or act which with the lapse of time and/or the giving of any notice would constitute an Eighth Issuer Event of Default;

      Principal Amount Outstanding has the meaning set out in Condition 5(C) of the Eighth Issuer Notes;

      Principal Paying Agent means JPMorgan Chase Bank, London Branch in its capacity as principal paying agent in the United Kingdom pursuant to the Eighth Issuer Paying Agent and Agent Bank Agreement;

      Prospectus means the prospectus dated o March, 2004 in relation to the issue of the Eighth Issuer Notes;

      Quarterly Interest Payment Date means in respect of the Eighth Issuer Notes (other than the Series 1 Class A Eighth Issuer Notes) the 15th day of January, April, July and October in each year (or, if such day is not a Business Day, the next succeeding Business Day);

      Rate of Interest has the meaning given in Condition 4(C) of the Eighth Issuer Notes;

      Rating Agencies means Standard & Poor's Rating Services, Moody's Investors Service Limited and Fitch Ratings Ltd.;

      Receiver means any person or persons appointed (and any additional person or persons appointed or substituted) as an administrative receiver, receiver, manager, or receiver and manager of the Eighth Issuer Charged Property by the Eighth Issuer Security Trustee pursuant to the Eighth Issuer Deed of Charge;

      Record Date in respect of the Definitive Eighth Issuer Notes means the 15th day prior to each Interest Payment Date;

      Reference Banks means the principal London office of each of ABN AMRO Bank N.V., Barclays Bank PLC, Citibank N.A. and the Royal Bank of Scotland plc or any bank that replaces any of them;

      Reg S means Regulation S under the United States Securities Act of 1933, as amended;

      Reg S Definitive Eighth Issuer Notes are, where Definitive Eighth Issuer Notes are issued, the Eighth Issuer Notes issued by the Eighth Issuer in exchange for the beneficial interests represented by the Reg S Global Eighth Issuer Note of each class;

      Reg S Global Eighth Issuer Notes means the Series 3 Global Eighth Issuer Notes and the Series 4 Global Eighth Issuer Notes other than the Series 4 Class A2 Eighth Issuer Global Notes);

      Register means the register of noteholders kept by the Registrar and which records the identity of each Eighth Issuer Noteholder and the number of Eighth Issuer Notes which each Eighth Issuer Noteholder owns;

      Regulated Mortgage Contract means, as currently defined under FSMA, a contract which, at the time it is entered into: (a) is a contract under which the lender provides credit to an individual or to a trustee; (b) provides that the obligation of the individual/trustee to repay is to be secured by a first legal mortgage or standard security on land (other than timeshare accommodation) in the UK; and (c) at least 40 per cent. of that land is used, or is intended to be used, as or in connection with a dwelling by the individual or (in the case of credit provided to the trustee) by an individual who is a beneficiary of the trust, or by a related person (and, for the avoidance of doubt, where a contract provides for such repayment obligation to be secured by, in Scotland, a first standard security, that contract can amount to a regulated mortgage contract if the other elements of the definition are satisfied);

      Registrar means J.P. Morgan Bank Luxembourg S.A. in its capacity as the registrar appointed by the Eighth Issuer under the Eighth Issuer Paying Agent and Agent Bank Agreement to record the holders of Eighth Issuer Notes;

      Regulations means as the context may require either (i) the Unfair Terms in Consumer Contracts Regulations 1999 and/or, as applicable, the Unfair Terms in Consumer Contracts Regulations 1994 or (ii) the Regulations set out in Schedule 2 to the Eighth Issuer Paying Agent and Agent Bank Agreement;

      Relevant  Deposit Amount means the sum of the following:

      (a)   either:

            (i) prior to any optional redemption date in respect of any of the Notes (pursuant to the terms and conditions of such Notes), or if an optional redemption date has occurred in respect of any of the Notes (pursuant to the terms and conditions of such Notes) which has been exercised by the relevant Issuer, an amount equal to:

                  [the Funding Share (as most recently calculated)/ the Funding Share on the Closing Date] x the First Reserve Fund Required
                  Amount: or

            (ii) if an Issuer does not exercise its option to redeem the Notes issued by it on any optional redemption date pursuant to the terms and conditions of such Notes, an amount equal to:

                  [the Funding Share (as most recently calculated)/ the Funding Share on the Closing Date] x the First Reserve Fund Required Amount x 2;

      (b) any amounts standing to the credit of the Funding GIC Account which will be applied on the next following Interest Payment Date to pay Term Advances which in turn will result in any of the Notes having ratings of AAA, AA, A-1+ or A-1 from S&P to be redeemed in whole or in part;

      (c) any amounts standing to the credit of the Mortgages Trustee GIC Account which will be distributed to Funding on the next following Distribution Date and which will be applied by Funding on the next following Interest Payment Date to pay Term Advances which in turn will result in any of the Notes having ratings of AAA, AA, A-1+ or A-1 from S&P to be redeemed in whole or in part;

      (d) any other amounts standing to the credit of accounts maintained by the Mortgages Trustee, Funding or any Issuer with any Account Bank and which would otherwise be required by S&P to be rated A-1+;

      less any amounts invested in Authorised Investments or maintained in accounts at a bank rated at least A-1+ by S&P;

      Relevant Margin means:

      (a) in respect of the Series 1 Class A Eighth Issuer Notes, o per cent. per annum;

      (b) in respect of the Series 1 Class B Eighth Issuer Notes, o per cent. per annum up to and including the Interest Period ending in o January 2009 and thereafter o per cent. per annum;

      (c) in respect of the Series 1 Class C Eighth Issuer Notes, o per cent. per annum up to and including the Interest Period ending in January 2009 and thereafter o per cent. per annum;

      (d) in respect of the Series 2 Class A Eighth Issuer Notes, o per cent. per annum up to an including the Interest Period ending in January 2009 and thereafter o per cent. per annum;

      (e) in respect of the Series 2 Class B Eighth Issuer Notes, o per cent. per annum up to and including the Interest Period ending in January 2009 and thereafter o per cent. per annum;

      (f) in respect of the Series 2 Class C Eighth Issuer Notes, o per cent. per annum up to and including the Interest Period ending in o and thereafter o per cent. per annum;

      (g) in respect of the Series 3 Class A Eighth Issuer Notes, o per cent. per annum up to and including the Interest Period ending in January 2009 and thereafter o per cent. per annum;

      (h) in respect of the Series 3 Class B Eighth Issuer Notes, o per cent. per annum up to and including the Interest Period ending in January 2009 and thereafter o per cent. per annum;

      (i) in respect of the Series 3 Class C Eighth Issuer Notes, o per cent. per annum up to and including the Interest Period ending in January 2009 and thereafter o per cent. per annum;

      (j) in respect of the Series 4 Class A1 Eighth Issuer Notes, o per cent. per annum up to and including the Interest Period ending in January 2009 and thereafter o per cent. per annum;

      (k) in respect of the Series 4 Class A2 Eighth Issuer Notes, o per cent. per annum up to (and including) the Interest Period ending in January 2009 and thereafter o per cent. per annum;

      (l) in respect of the Series 4 Class B Eighth Issuer Notes, o per cent. per annum up to and including the Interest Period ending in January 2009 and thereafter o per cent. per annum; and

      (m) in respect of the Series 4 Class C Eighth Issuer Notes, o per cent. per annum up to and including the Interest Period ending in January 2009 and thereafter o per cent. per annum;

      Relevant Screen Rate means:

      (a) in respect of the first Interest Period, the Initial Relevant Screen Rate, if any; and

      (b)   (i)   in respect of  subsequent  Interest  Periods in respect of the
                  Series 1 Class A Eighth Issuer Notes, the arithmetic mean of the offered quotations to leading banks for one-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate page number
                  3750;

            (ii) in respect of subsequent Interest Periods in respect of the Series 1 Class B Eighth Issuer Notes, the Series 1 Class C Eighth Issuer Notes, the Series 2 Class A Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes, the Series 2 Class C Eighth Issuer Notes and the Series 4 Class A1 Eighth Issuer Notes, the arithmetic mean of the offered quotations to leading banks for three-month Dollar deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750;

            (iii) in respect of  subsequent  Interest  Periods in respect of the
                  Series 3 Class A Eighth Issuer Notes, Series 3 Class B Eighth Issuer Notes, and the Series 3 Class C Eighth Issuer Notes, the arithmetic mean of offered quotations to prime banks for three-month Euro deposits in the Euro-zone inter-bank market displayed on the Moneyline Telerate Monitor at Telerate Page No. 248; and

            (iv) in respect of subsequent Interest Periods in respect of the Series 4 Class A1 Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes, the arithmetic mean of offered quotations for three-month Sterling deposits in the London inter-bank market displayed on the Moneyline Telerate Monitor at Moneyline Telerate Page No. 3750;

            in each case, displayed on the above-mentioned page of the Moneyline Telerate Monitor (or such replacement page on that service which displays the information) or, if that service ceases to display the information, such other screen service as may be determined by the Eighth Issuer with the approval of the Note Trustee (rounded upwards, if necessary, to five decimal places);

      Relevant Eighth Issuer Notes has the meaning given in Clause 2.2 of the Eighth Issuer Post-Enforcement Call Option Agreement;

      Repayment Date means the earlier to occur of (a) the date when the Notes have been redeemed in full and (b) the Interest Payment Date in [July 2040];

      Requisite Ratings means a rating of P-1 by Moody's, F1+ by Fitch and A-1+ by Standard & Poor's;

      Scheduled Amortisation Amount means, in respect of the Eighth Issuer Term AAA Advances, the Eighth Issuer Term AA Advances and the Eighth Issuer Term BBB Advances or any New Term Advance, the amount of principal, if any, scheduled to be repaid in respect of such advance on the relevant Scheduled Repayment Date;

      Scheduled Redemption Dates means:

      (a) in respect of the Series 1 Class A Eighth Issuer Notes, the Interest Payment Date in April 2005;

      (b) in respect of the Series 2 Class A Eighth Issuer Notes, the Interest Payment Date in January 2007; and

      (c) in respect of the Series 3 Class A Eighth Issuer Notes, the Interest Payment dates in April 2008, July 2008 and October 2008;

      Scheduled Repayment Dates means:

      (a) in respect of the Eighth Issuer Series 1 Term AAA Advance, the Interest Payment Date in April 2005;

      (b) in respect of the Eighth Issuer Series 2 Term AAA Advance, the Interest Payment Date in January 2007; and

      (c) in respect of the Eighth Issuer Series 3 Term AAA Advance, the Interest Payment Dates in April 2008, July 2008 and o October 2008;

      (d) in respect of the Eighth Issuer Series 4 Term AAA Advances, the Interest Payment Date in January 2009.

      Second Amendment Agreement to Intercompany Loan Terms and Conditions means the agreement so named between Funding, Holmes Financing (No. 1), Holmes Financing (No. 2), Holmes Financing (No. 3), the Security Trustee and the Agent Bank dated 5th July 2001;

      Securities Act means the United States Securities Act of 1933, as amended;

      Security Trustee means JPMorgan Chase Bank, London Branch (formerly known as The Chase Manhattan Bank, London Branch) or such other persons and all other persons for the time being acting as the security trustee or security trustees pursuant to the Funding Deed of Charge;

      Senior Liabilities means the items listed in paragraph (a) and items (c) to (g) of the Eighth Issuer Pre-Enforcement Revenue Priority of Payments;

      Series 1 Class A Definitive Eighth Issuer Notes means the registered notes in definitive form which may be issued in respect of the Series 1 Class A Eighth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class A Definitive Eighth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 1 of Schedule 2 to the Eighth Issuer Trust Deed;

      Series 1 Class B Definitive Eighth Issuer Notes means the registered notes in definitive form which may be issued in respect of the Series 1 Class B Eighth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class B Definitive Eighth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 2 of Schedule 2 to the Eighth Issuer Trust Deed;

      Series 1 Class C Definitive Eighth Issuer Notes means the registered notes in definitive form which may be issued in respect of the Series 1 Class C Eighth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 1 Class C Definitive Eighth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 3 of Schedule 2 to the Eighth Issuer Trust Deed;

      Series 1 Definitive Eighth Issuer Notes means the Series 1 Class A Definitive Eighth Issuer Notes, the Series 1 Class B Definitive Eighth Issuer Notes and the Series 1 Class C Definitive Eighth Issuer Notes;

      Series 2 Class A Definitive Eighth Issuer Notes means the registered notes in definitive form which may be issued in respect of the Series 2 Class A Eighth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class A Definitive Eighth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 4 of Schedule 2 to the Eighth Issuer Trust Deed;

      Series 2 Class B Definitive Eighth Issuer Notes means the registered notes in definitive form which may be issued in respect of the Series 2 Class B Eighth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class B Definitive Eighth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 5 of Schedule 2 to the Eighth Issuer Trust Deed;

      Series 2 Class C Definitive Eighth Issuer Notes means the registered notes in definitive form which may be issued in respect of the Series 2 Class C Eighth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 2 Class C Definitive Eighth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 6 of Schedule 2 to the Eighth Issuer Trust Deed;

      Series 2 Definitive Eighth Issuer Notes means the Series 2 Class A Definitive Eighth Issuer Notes, the Series 2 Class B Definitive Eighth Issuer Notes and the Series 2 Class C Definitive Eighth Issuer Notes;

      Series 3 Class A Definitive Eighth Issuer Notes means the registered notes in definitive form which may be issued in respect of the Series 3 Class A Eighth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class A Definitive Eighth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 7 of Schedule 2 to the Eighth Issuer Trust Deed;

      Series 3 Class B Definitive Eighth Issuer Notes means the registered notes in definitive form which may be issued in respect of the Series 3 Class B Eighth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class B Definitive Eighth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 8 of Schedule 2 to the Eighth Issuer Trust Deed;

      Series 3 Class C Definitive Eighth Issuer Notes means the registered notes in definitive form which may be issued in respect of the Series 3 Class C Eighth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 3 Class C Definitive Eighth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 9 of Schedule 2 to the Eighth Issuer Trust Deed;

      Series 3 Definitive Eighth Issuer Notes means the Series 3 Class A Definitive Eighth Issuer Notes, the Series 3 Class B Definitive Eighth Issuer Notes and the Series 3 Class C Definitive Eighth Issuer Notes;

      Series 4 Class A1 Definitive Eighth Issuer Notes means the registered notes in definitive form which may be issued in respect of the Series 4 Class A1 Eighth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class A1 Definitive Eighth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in
      Part 10 of Schedule 2 to the Eighth Issuer Trust Deed;

      Series 4 Class A2 Definitive Eighth Issuer Notes means the registered notes in definitive form which may be issued in respect of the Series 4 Class A2 Eighth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class A2 Definitive Eighth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in
      Part 11 of Schedule 2 to the Eighth Issuer Trust Deed;

      Series 4 Class B Definitive Eighth Issuer Notes means the registered notes in definitive form which may be issued in respect of the Series 4 Class B Eighth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class B Definitive Eighth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 12 of Schedule 2 to the Eighth Issuer Trust Deed;

      Series 4 Class C Definitive Eighth Issuer Notes means the registered notes in definitive form which may be issued in respect of the Series 4 Class C Eighth Issuer Notes pursuant to, and in the circumstances specified in, Condition 1 and includes any replacement for Series 4 Class C Definitive Eighth Issuer Notes issued pursuant to Condition 13 and which are issued substantially in the form described in and set out in Part 13 of Schedule 2 to the Eighth Issuer Trust Deed;

      Series 4 Definitive Eighth Issuer Notes means the Series 4 Class A1 Definitive Eighth Issuer Notes, the Series 4 Class A2 Definitive Eighth Issuer Notes, the Series 4 Class B Definitive Eighth Issuer Notes and the Series 4 Class C Definitive Eighth Issuer Notes;

      Series 1 Class A Dollar Currency Swap Agreement means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Eighth Issuer Closing Date between the Series 1 Class A Dollar Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee as amended and supplemented from time to time;

      Series 1 Class B Dollar Currency Swap Agreement means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Eighth Issuer Closing Date between the Series 1 Class B Dollar Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee as amended and supplemented from time to time;

      Series 1 Class C Dollar Currency Swap Agreement means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Eighth Issuer Closing Date between the Series 1 Class C Dollar Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee as amended and supplemented from time to time;

      Series 1 Class A Dollar Currency Swap Provider means o;

      Series 1 Class B Dollar Currency Swap Provider means o;

      Series 1 Class C Dollar Currency Swap Provider means o;

      Series 1  Dollar  Currency  Swap  Agreements  the  Series 1 Class A Dollar
      Currency Swap Agreement, the Series 1 Class B Dollar Currency Swap Agreement and the Series 1 Class C Dollar Currency Swap Agreement;

      Series 1 Dollar Currency Swap Provider means the Series 1 Class A Dollar Currency Swap Provider, the Series 1 Class B Dollar Currency Swap Provider and the Series 1 Class C Dollar Currency Swap Provider;

      Series 2 Class A Dollar Currency Swap Agreement means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Eighth Issuer Closing Date between the Series 2 Class A Dollar Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee as amended and supplemented from time to time;

      Series 2 Class B Dollar Currency Swap Agreement means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Eighth Issuer Closing Date between the Series 2 Class B Dollar Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee as amended and supplemented from time to time;

      Series 2 Class C Dollar Currency Swap Agreement means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Eighth Issuer Closing Date between the Series 2 Class C Dollar Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee as amended and supplemented from time to time;

      Series 2 Class A Dollar Currency Swap Provider means o;

      Series 2 Class B Dollar Currency Swap Provider means o;

      Series 2 Class C Dollar Currency Swap Provider means o;

      Series 2 Dollar Currency Swap Agreements means the Series 2 Class A Dollar Currency Swap Agreement, the Series 2 Class B Dollar Currency Swap Agreement and the Series 2 Class C Dollar Currency Swap Agreement;

      Series 2 Dollar Currency Swap Provider means the Series 2 Class A Dollar Currency Swap Provider, the Series 2 Class B Dollar Currency Swap Provider and the Series 2 Class C Dollar Currency Swap Provider;

      Series 3 Class A Euro Currency Swap Agreement means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Eighth Issuer Closing Date between the Series 3 Class A Euro Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee as amended and supplemented from time to time;

      Series 3 Class B Euro Currency Swap Agreement means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Eighth Issuer Closing Date between the Series 3 Class B Euro Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee as amended and supplemented from time to time;

      Series 3 Class C Euro Currency Swap Agreement means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Eighth Issuer Closing Date between the Series 3 Class C Euro Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee as amended and supplemented from time to time;

      Series 3 Class A Euro Currency Swap Provider means o;

      Series 3 Class B Euro Currency Swap Provider means o;

      Series 3 Class C Euro Currency Swap Provider means o;

      Series 4 Class A2 Dollar Currency Swap Agreement means the ISDA Master Agreement (including the schedule and confirmation thereto) entered into on or about the Eighth Issuer Closing Date between the Series 4 Class A2 Dollar Currency Swap Provider, the Eighth Issuer and the Eighth Issuer Security Trustee as amended and supplemented from time to time;

      Series 4 Class A2 Dollar Currency Swap Provider means o;

      [Series 1 Class A Eighth Issuer Notes means the [US$1,850,000,000] series 1 class A floating rate notes due April 2005;

      Series 1 Class B Eighth Issuer Notes means the [US$62,900,000] series 1 class B floating rate notes due July 2040;

      Series 1 Class C Eighth Issuer Notes means the [US$107,300,000] series 1 class C floating rate notes due July 2040;

      Series 2 Class A Eighth Issuer Notes means the [US$1,500,000,000] series 2 class A floating rate notes due April 2011;

      Series 2 Class B Eighth Issuer Notes means the [US$51,000,000] series 2 class B floating rate notes due July 2040;

      Series 2 Class C Eighth Issuer Notes means the [US$87,000,000] Series 2 Class C floating rate notes due July 2040;

      Series 3 Class A Eighth Issuer Notes means the [(euro)990,000,000] series 3 class A floating rate notes due April 2020;

      Series 3 Class B Eighth Issuer Notes means the [(euro)34,000,000] series 3 class B floating rate notes due July 2040;

      Series 3 Class C Eighth Issuer Notes means the [(euro)57,500,000] series 3 class C floating rate notes due July 2040;

      Series 4 Class A Eighth Issuer Notes means the series 4 Class A1 Eighth Issuer notes and the series 4 Class A2 Eighth Issuer Notes;

      Series 4 Class A1 Eighth Issuer Notes means the [(pound)500,000,000] series 4 class A1 floating rate notes due July 2040;

      Series 4 Class A2 Issuer Notes means the [US$500,000,000] series 4 Class A2 floating rate notes due July 2040;

      Series 4 Class B Issuer Notes means the [(pound)26,300,000] series 4 class B floating rate notes due July 2040;

      Series 4 Class C Issuer Notes means the [(pound)44,800,000] series 4 class C floating rate notes due July 2040;

      Series 1 Class A Eighth Issuer Noteholders means the holders for the time being of the Series 1 Class A Eighth Issuer Notes;

      Series 1 Class B Eighth Issuer Noteholders means the holders for the time being of the Series 1 Class B Eighth Issuer Notes;

      Series 1 Class C Eighth Issuer Noteholders means the holders for the time being of the Series 1 Class C Eighth Issuer Notes;

      Series 2 Class A Eighth Issuer Noteholders means the holders for the time being of the Series 2 Class A Eighth Issuer Notes;

      Series 2 Class B Eighth Issuer Noteholders means the holders for the time being of the Series 2 Class B Eighth Issuer Notes;

      Series 2 Class C Eighth Issuer Noteholders means the holders for the time being of the Series 2 Class C Eighth Issuer Notes;

      Series 3 Class A Eighth Issuer Noteholders means the holders for the time being of the Series 3 Class A Eighth Issuer Notes;

      Series 3 Class B Eighth Issuer Noteholders means the holders for the time being of the Series 3 Class B Eighth Issuer Notes;

      Series 3 Class C Eighth Issuer Noteholders means the holders for the time being of the Series 3 Class C Eighth Issuer Notes;

      Series 4 Class A Eighth Issuer Noteholders means the Series 4 Class A1 Eighth Issuer Noteholders and the Series 4 Class A2 Eighth Issuer Noteholders;

      Series 4 Class A1 Eighth Issuer Noteholders means the holders for the time being of the Series 4 Class A1 Eighth Issuer Notes;

      Series 4 Class A2 Eighth Issuer Noteholders means the holders for the time being of the Series 4 Class A2 Eighth Issuer Notes;

      Series 4 Class B Eighth Issuer Noteholders means the holders for the time being of the Series 4 Class B Eighth Issuer Notes;

      Series 4 Class C Eighth Issuer Noteholders means the holders for the time being of the Series 4 Class C Eighth Issuer Notes;

      Series 1 Class A Global Eighth Issuer Note means a separate global note in registered form representing the Series 1 Class A Eighth Issuer Notes;

      Series 1 Class B Global Eighth Issuer Note means a separate global note in registered form representing the Series 1 Class B Eighth Issuer Notes;

      Series 1 Class C Global Eighth Issuer Note means a separate global note in registered form representing the Series 1 Class C Eighth Issuer Notes;

      Series 1 Global Eighth Issuer Notes means the Series 1 Class A Global Eighth Issuer Note, the Series 1 Class B Global Eighth Issuer Note and the Series 1 Class C Global Eighth Issuer Note;

      Series 2 Class A Global Eighth Issuer Note means a separate global note in registered form representing the Series 2 Class A Eighth Issuer Notes;

      Series 2 Class B Global Eighth Issuer Note means a separate global note in registered form representing the Series 2 Class B Eighth Issuer Notes;

      Series 2 Class C Global Eighth Issuer Note means a separate global note in registered form representing the Series 2 Class C Eighth Issuer Notes;

      Series 2 Global Eighth Issuer Notes means the Series 2 Class A Global Eighth Issuer Note, the Series 2 Class B Global Eighth Issuer Note and the Series 2 Class C Global Eighth Issuer Note;

      Series 3 Class A Global Eighth Issuer Note means a separate global note in registered form representing the Series 3 Class A Eighth Issuer Notes;

      Series 3 Class B Global Eighth Issuer Note means a separate global note in registered form representing the Series 3 Class B Eighth Issuer Notes;

      Series 3 Class C Global Eighth Issuer Note means a separate global note in registered form representing the Series 3 Class C Eighth Issuer Notes;

      Series 3 Global Eighth Issuer Notes means the Series 3 Class A Global Eighth Issuer Note, the Series 3 Class B Global Eighth Issuer Note and the Series 3 Class C Global Eighth Issuer Note;

      Series 4 Class A Global Eighth Issuer Note means a Series 4 Class A1 Global Eighth Issuer Note or a Series 4 Class A2 Global Eighth Issuer Note;

      Series 4 Class A1 Global Eighth Issuer Note means a separate global note in registered form representing the Series 4 Class A1 Eighth Issuer Notes;

      Series 4 Class A2 Global Eighth Issuer Note means a separate global note in registered form representing the Series 4 Class A2 Eighth Issuer Notes;

      Series 4 Class B Global Eighth Issuer Note means a separate global note in registered form representing the Series 4 Class B Eighth Issuer Notes;

      Series 4 Class C Global Eighth Issuer Note means a separate global note in registered form representing the Series 4 Class C Eighth Issuer Notes;

      Series 4 Global Eighth Issuer Notes means the Series 4 Class A Global Eighth Issuer Notes, the Series 4 Class B Global Eighth Issuer Note and the Series 4 Class C Global Eighth Issuer Note;

      Series 1 Eighth Issuer Notes means collectively the Series 1 Class A Eighth Issuer Notes, the Series 1 Class B Eighth Issuer Notes and the Series 1 Class C Eighth Issuer Notes;

      Series 2 Eighth Issuer Notes means collectively the Series 2 Class A Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes and the Series 2 Class C Eighth Issuer Notes;

      Series 3 Eighth Issuer Notes means collectively the Series 3 Class A Eighth Issuer Notes, the Series 3 Class B Eighth Issuer Notes and the Series 3 Class C Eighth Issuer Notes;

      Series 4 Eighth Issuer Notes means collectively the Series 4 Class A1 Eighth Issuer Notes, the Series 4 Class A2 Eighth Issuer Notes, the Series 4 Class B Eighth Issuer Notes and the Series 4 Class C Eighth Issuer Notes;

      Series 1 Class A Interest Payment Date in respect of the Series 1 Class A Eighth Issuer Notes the 15th day of each consecutive month in each year (or, if such day is not a Business Day, the next succeeding Business Day), until the earliest of (a) the occurrence of a Trigger Event and (b) enforcement of the Eighth Issuer Security in accordance with the Eighth Issuer Deed of Charge, and thereafter the 15th day of January, April, July and October in each year (or if such day is not a Business Day, the next succeeding Business Day);

      Specified Office means as the context may require, in relation to any of the Agents, the office specified against the name of such Agent in the Eighth Issuer Paying Agent and Agent Bank Agreement or such other specified notice as may be notified to the Eighth Issuer and the Eighth Issuer Security Trustee pursuant to the Eighth Issuer Paying Agent and Agent Bank Agreement;

      Sterling Interest Determination Date means the first day of the Interest Period for which the rate will apply;

      Subscription Agreement means the Subscription Agreement relating to the sale of the Series 3 Eighth Issuer Notes and the sale of the Series 4 Eighth Issuer Notes (other than the Series 4 Class A2 Eighth Issuer Notes) dated [o] March, 2004 between the Eighth Issuer, Abbey National, Funding, the Mortgages Trustee, Barclays Bank PLC, Lehman Brothers International (Europe) and UBS Limited;

      Successor Agent means any successor to any Agent who may be appointed by the Eighth Issuer under the Eighth Issuer Paying Agent and Agent Bank Agreement;

      Successor Agent Bank means any successor to the Agent Bank who may be appointed by the Eighth Issuer under the Eighth Issuer Paying Agent and Agent Bank Agreement;

      Successor Paying Agent means any successor to any Paying Agent who may be appointed by the Eighth Issuer under the Eighth Issuer Paying Agent and Agent Bank Agreement;

      Successor Principal Paying Agent means any successor to the Principal Paying Agent who may be appointed by the Eighth Issuer under the Eighth Issuer Paying Agent and Agent Bank Agreement;

      Term Advance Rate of Interest has the meaning given in Clause 6.2 of the Intercompany Loan Terms and Conditions;

      Term Advance Rating means the designated ratings which corresponds to the ratings assigned on the Eighth Issuer Closing Date to the corresponding class of Eighth Issuer Notes, the proceeds of which are applied by the Eighth Issuer to make such Term Advance to Funding. Any subsequent changes made to the ratings of the Eighth Issuer Notes will not affect the Term Advance Ratings of the Term Advances;

      Terms and Conditions has the same meaning as "Conditions";

      Transaction   means  the  transaction   contemplated  by  the  Transaction
      Documents;

      Transaction Document or Relevant Document means any of the following documents:

      (a)   the Subscription Agreement;

      (b)   the Underwriting Agreement;

      (c)   the Eighth Issuer Intercompany Loan Agreement;

      (d)   the Mortgages Trust Deed;

      (e) the Abbey Deed and Power of Attorney in relation to the Mortgages Trust Deed;

      (f)   the Amended and Restated Mortgage Sale Agreement;

      (g)   each Scottish Trust Deed;

      (h)   the Seller Power of Attorney;

      (i)   the Supplemental Eighth Issuer Deed of Charge

      (j)   the Eighth Issuer Deed of Charge;

      (k)   the Eighth Issuer Power of Attorney;

      (l)   the Funding Deed of Charge;

      (m)   the Funding Power of Attorney;

      (n)   the Funding Deed of Charge;

      (o)   the Funding Liquidity Facility Agreement;

      (p)   the Dollar Currency Swap Agreements;

      (q)   the Euro Currency Swap Agreements;

      (r)   the Funding Swap Agreement;

      (s)   the Eighth Issuer Trust Deed;

      (t)   the Eighth Issuer Paying Agent and Agent Bank Agreement;

      (u)   the Amended and Restated Servicing Agreement;

      (v)   the Cash Management Agreement;

      (w)   the Eighth Issuer Cash Management Agreement;

      (x)   the Funding Guaranteed Investment Contract;

      (y)   the Mortgages Trustee Guaranteed Investment Contract;

      (z)   the Eighth Issuer Post-Enforcement Call Option Agreement;

      (aa)  the Bank Account Agreement;

      (bb)  the Eighth Issuer Bank Account Agreement;

      (cc)  the Corporate Services Agreement;

      (dd)  the Eighth Issuer Corporate Services Agreement; and

      (ee)  the Eighth Start-up Loan Agreement;

      Transfer Agent means J.P. Morgan Bank Luxembourg S.A. in its capacity as the transfer agent appointed by the Eighth Issuer under the Eighth Issuer Paying Agent and Agent Bank Agreement to administer the transfer of Eighth Issuer Notes;

      Trustee Acts means the Trustee Act 1925 and the Trustee Act 2000 of England and Wales;

      Underwriting Agreement means the Underwriting Agreement relating to the sale of the Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes dated [o] March, 2004 between the Eighth Issuer, Abbey National, Funding, the Mortgages Trustee, Barclays Capital Inc., Lehman Brothers Inc. and UBS Securities LLC;

      US Paying Agent means JPMorgan Chase Bank, New York Branch as paying agent in the United States of America.

2.    INTERPRETATION AND CONSTRUCTION

2.1 Any reference in this Master Definitions and Construction Schedule or any Transaction Document to:

      affiliate of any person shall be construed as a reference to the ultimate holding company of that person or an entity of which that person or its ultimate holding company (a) has direct or indirect control or (b) owns directly or indirectly more than fifty per cent. (50%) of the share capital or similar rights of ownership;

      the assets of any person shall be construed as a reference to the whole or any part of its business, undertakings, property, intellectual property, shares, securities, debts, accounts, revenues (including any right to receive revenues), goodwill, shareholdings and uncalled capital including premium whether now or hereafter acquired and any other assets whatsoever;

      direction or request of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of the Class A Eighth Issuer Notes shall mean:

      (a) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Eighth Issuer Security Trustee, affects the interests of the holders of one class only of the Class A Eighth Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such class of Class A Eighth Issuer Notes;

      (b) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Eighth Issuer Security Trustee, affects the interests of the holders of any two or more classes of the Class A Eighth Issuer Notes but does not give rise to a conflict of interest between the holders of such two or more classes of the Class A Eighth Issuer Notes, a single direction of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of such two or more classes of the Class A Eighth Issuer Notes; and

      (c) in relation to a matter which, in the opinion of the Note Trustee or, as the case may be, the Eighth Issuer Security Trustee, affects the interests of the holders of any two or more classes of the Class A Eighth Issuer Notes and gives or may give rise to conflict of interest between the holders of such two or more classes of the Class A Eighth Issuer Notes, separate directions of the holders of at least 25 per cent. in aggregate Principal Amount Outstanding of any two or more such classes of the Class A Eighth Issuer Notes;

      and, in the case of (b) above, where the relevant classes of the Class A Eighth Issuer Notes are not all in the same currency, the Principal Amount Outstanding of Class A Eighth Issuer Notes denominated in US dollars or euro shall be the equivalent in sterling at the currency Swap Rate;

      disposal shall be construed as any sale, lease, transfer, conveyance, assignment, assignation, licence, sub-licence or other disposal and dispose shall be construed accordingly;

      a guarantee means any guarantee, bond, indemnity, letter of credit, third party security or other legally binding assurance against financial loss granted by one person in respect of any indebtedness of another person, or any agreement to assume any indebtedness of any other person or to supply funds or to invest in any manner whatsoever in such other person by reason of, or otherwise in relation to, indebtedness of such other person;

      holding company means a holding company within the meaning of Section 736 of the Companies Act 1985;

      indebtedness shall be construed so as to include any obligation (whether incurred as principal or as surety) for the payment or repayment of money, whether present or future, actual or contingent;

      a month is a reference to a period starting on one day in a calendar month and ending on the numerically corresponding day in the next calendar month save that, where any such period would otherwise end on a day which is not a Business Day, it shall end on the next Business Day, unless that day falls in the calendar month succeeding that in which it would otherwise have ended, in which case it shall end on the preceding Business Day Provided that, if a period starts on the last Business Day in a calendar month or if there is no numerically corresponding day in the month in which that period ends, that period shall end on the last Business Day in that later month (and references to months shall be construed accordingly);

      party shall be construed as a party to a particular agreement, as the case may be;

      subsidiary means, (a) a subsidiary within the meaning of Section 736 of the Companies Act 1985, and (b) unless the context requires otherwise, a subsidiary undertaking within the meaning of Section 258 of the Companies Act 1985;

      TARGET Business Day means a day on which the Trans-European Automated Real-time Gross settlement Express transfer (TARGET) system is open;

      VAT means value added tax imposed by the United Kingdom as referred to in the Value Added Tax Act 1994 and legislation (whether delegated or otherwise) replacing the same or supplemental thereto or in any primary or subordinate legislation promulgated by the European Union or any official body or agency thereof, and any similar turnover tax replacing or introduced in addition to any of the same;

      a wholly-owned subsidiary of a company or corporation shall be construed as a reference to any company or corporation which has no other members except that other company or corporation and that other company's or corporation's wholly-owned subsidiaries or persons acting on behalf of that other company or corporation or its wholly-owned subsidiaries; and

      the winding-up, dissolution or administration of a company or corporation shall be construed so as to include any equivalent or analogous proceedings under the law of the jurisdiction in which such company or corporation is incorporated or any jurisdiction in which such company or corporation carries on business including the seeking of liquidation, winding-up, bankruptcy, reorganisation, dissolution, administration, arrangement, adjustment, protection or relief of debtors.

2.2 (pound), sterling or pounds sterling denotes the lawful currency for the time being of the United Kingdom; $, US$, dollar or USD denotes the lawful currency for the time being of the United States of America and (euro), euro or Euro denotes the single currency introduced at the start of the third stage of European Economic Monetary Union pursuant to the Treaty of Rome of 25th March, 1957, as amended by, inter alia, the Single European Act of 1986 and the Treaty of European Union of 7th February, 1992 and the Treaty of Amsterdam of 2nd October, 1997 establishing the European Community, as further amended from time to time.

2.3 In this Eighth Issuer Master Definitions and Construction Schedule and in any of the Transaction Documents in which this Master Eighth Issuer Definitions Schedule is expressed to be incorporated or to which this Eighth Issuer Master Definitions and Construction Schedule is expressed to apply:

      (a) words denoting the singular number only shall include the plural number also and vice versa;

      (b)   words denoting one gender only shall include the other genders;

      (c) words denoting persons only shall include firms and corporations and vice versa;

      (d) references to any statutory provision shall be deemed also to refer to any statutory modification or re-enactment thereof or any statutory instrument, order or regulation made thereunder or under any such re-enactment;

      (e) references to any agreement or other document (including any of the Transaction Documents) shall be deemed also to refer to such agreement or document as amended, varied, supplemented or novated from time to time;

      (f) clause, paragraph and schedule headings are for ease of reference only;

      (g) reference to a statute shall be construed as a reference to such statute as the same may have been, or may from time to time be, amended or re-enacted to the extent such amendment or re-enactment is substantially to the same effect as such statute on the date hereof;

      (h) reference to a time of day shall be construed as a reference to London time; and

      (i) references to any person shall include references to his successors, transferees and assigns and any person deriving title under or through him.

2.4 Any definition that appears in the Eighth Issuer Agreements that does not appear in this Eighth Issuer Master Definitions and Construction Schedule, shall have the meaning given in the Master Definitions and Construction Schedule (as the same may be amended or varied from time to time), as the context so requires. In the event of a conflict between the definitions in the Eighth Issuer Master Definitions and Construction Schedule and the Master Definitions and Construction Schedule, the definitions in the Eighth Issuer Master Definitions and Construction Schedule shall prevail.

3.    GOVERNING LAW

      This Eighth Issuer Master Definitions and Construction Schedule is governed by, and shall be construed in accordance with, the laws of England, and the parties hereto irrevocably submit to the jurisdiction of the courts of England.

                                   SIGNATORIES

SIGNED for the purposes of identification by   )
ALLEN & OVERY                                  )

SIGNED for the purposes of identification by   )
SLAUGHTER AND MAY                              )